Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)


BLEND

Annual Report
2001

DELAWARE
Foundation Funds
  Delaware Growth Portfolio
  Delaware Balanced Portfolio
  Delaware Income Portfolio


[GRAPHIC] POWERED BY RESEARCH.(SM)

A Commitment to Our Investors

Experience
  o Our seasoned investment professionals average 11 years experience, bringing a wealth of knowledge and expertise to our management team.

  o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
  o We strive to deliver consistently good performance in all asset classes.

  o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
  o We are committed to providing the highest standards of client service.

  o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

  o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
  o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

  o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

  Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $80 billion in assets as of September 30, 2001.

  Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

  Mutual Fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

  (C)Delaware Distributors, L.P.


Table
  of Contents

Letter to Shareholders                      1
Portfolio Management Review                 3
New at Delaware                             6
Performance Summaries
  Delaware Growth Portfolio                 7
  Delaware Balanced Portfolio               9
  Delaware Income Portfolio                11
Financial Statements:
  Statements of Net Assets                 13
  Statements of Operations                 16
  Statements of Changes in Net Assets      17
  Financial Highlights                     19
  Notes to Financial Statements            25
  Report of Independent Auditors           28

                                                       Delaware Foundation Funds
                                                       October 16, 2001

Letter to Shareholders

Recap of Events
The fiscal year ended September 30, 2001 was quite a challenge for investors. Shaky market conditions throughout the period only worsened following the terrorist attacks of September 11th. The weakening U.S. economy left investors disappointed and discouraged.

In October 2000, stocks were already giving up many of the strong gains achieved during the latter half of the 1990s. When the economy began to weaken during the fall, those struggles turned into an extended bear market that severely challenged stock investors. During the fiscal year ended September 30, 2001, the S&P 500 Index gave up 26.61%.

The disappointing one-year returns for many stocks were magnified by events during the final weeks of the period, when markets experienced an unexpected jolt. The terrorist attacks brought about a new series of trials for our country, and for the stock market as well. The attacks have far reaching implications for both U.S. policymaking and for the economy.

Between September 11, 2001 and the close of your Fund's fiscal year a few weeks later, the U.S. economy was clearly dealt a blow. While some indicators during the summer had been pointing to a recovery beginning in late 2001, that recovery has likely been pushed well into next year. When the New York Stock Exchange reopened on September 17th after an unplanned four-day hiatus, stock prices generally fell further. The stock market stabilized during the two weeks of trading that followed the attacks. However, it has generally been characterized by a very unclear short-term outlook.

"Logic tells us that the effects of the terrorist attacks have likely pushed back any significant economic recovery until at least early 2002."

The good news is that much has been done to help steer the U.S. economy toward growth. The Federal Reserve began cutting interest rates aggressively in January 2001 and imposed two more cuts after mid-September. The income tax cut enacted earlier this year should also help stimulate our economy, as should financial aid packages for the airline and insurance industries that were approved following the attacks. Further, the Securities and Exchange Commission relaxed rules in September to temporarily allow U.S. corporations to more easily repurchase shares of their own stock. In our opinion, all of this combines to create fuel for the economy. We think it is likely that the U.S. will see economic expansion before long.

Total Returns
For the period ended September 30, 2001                                 One Year
Delaware Foundation Funds
Delaware Growth Portfolio - Class A Shares                               -21.59%
Delaware Balanced Portfolio - Class A Shares                             -15.51%
Delaware Income Portfolio - Class A Shares                                -8.40%
--------------------------------------------------------------------------------
Unmanaged Equity Indexes
Standard & Poor's 500 Index                                              -26.61%
MSCI EAFE Index                                                          -29.74%
Russell 2000 Index                                                       -21.21%
MSCI Emerging Markets Free Index                                         -34.88%
--------------------------------------------------------------------------------
Unmanaged Fixed-Income Indexes
Lehman Brothers Aggregate Bond Index                                     +12.95%
Salomon Smith Barney High-Yield Cash Pay Index                            -3.41%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all dividends and distributions. Performance information for all Fund classes can be found on pages 7 through 12. The S&P 500 Index is an unmanaged composite of large-capitalization U.S. companies. The MSCI EAFE index is a measure of international stocks in established markets. The Russell 2000 Index is a measure of those 2000 companies with lower price-to-book ratios and lower forecasted growth values. The MSCI Emerging Markets Free Index is a measure of international stocks in emerging markets. The Lehman Brothers Aggregate Bond Index is a measure of investment grade domestic bonds. The Salomon Smith Barney High-Yield Cash Pay Index is a measure of lower-rated domestic corporate bonds. All indexes are unmanaged (Sources: Bloomberg and Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware Foundation Funds' active asset allocation strategy provided stability amid the volatile markets seen during the fiscal year. Although returns were negative, the Funds did not always bear the full brunt of the stock market's pain, largely because they are diversified within and across different asset classes. In this report, we compare the results of the Funds and unmanaged indexes representing different asset classes. For more on how the portfolios performed, see the Portfolio Management Review on page 3.

Outlook
The U.S. has responded with great fortitude to the events of recent weeks. However, with international events currently hard to predict, we believe that any forecast of short-term market performance is imprudent.

The just-closed third quarter of 2001 was the single worst calendar quarter for U.S. stocks in 14 years -- since the quarter that included the October 1987 crash (Source: Dow Jones).

At Delaware Investments, we believe that after 18 months of generally trending downward, a large number of high-quality stocks reached attractive prices by September 30, 2001. It is wise at this time, however, for investors to speak with their financial advisors and review their time horizons. Logic tells us that the effects of the terrorist attacks have likely pushed back any significant economic recovery until at least early 2002. In our opinion, the opportunities currently available in the stock market should benefit long-term equity investors who are willing to be patient in awaiting an economic recovery.

We believe strongly in the resilience of America and its economy. We also know from experience that the stock market undergoes ups and downs over short periods, but can be a driver of growth in the long term. We encourage investors to keep the faith, and to adhere to a regular investment plan, which in the long run can help offset the effects of market volatility. History shows that investors willing to remain disciplined in challenging times such as these can find themselves rewarded over time.

Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.
-----------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds

/s/ David K. Downes
-----------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

                                                       Delaware Foundation Funds
                                                       October 16, 2001

Portfolio Management Review

Fund Manager
J. Paul Dokas
Senior Portfolio Manager

The Funds' Results
As we started the fiscal year on October 1, 2000, a pronounced slowdown in corporate earnings had begun to wear on the U.S. economy. Anticipating the worst, many investors shifted into defensive mode and moved money out of stocks and into less risky asset classes. This trend continued through the balance of our reporting period.

The diversified approach of the Delaware Foundation Funds, a prudent strategy in any market environment, proved valuable during the fiscal year, as performance within and across asset classes diverged significantly. Rather than jump ship and climb frantically into another asset class, we closely monitor the expected return and relative volatility in each asset class and make adjustments to our allocations that are consistent with each of the portfolios' risk profiles.

As a result of our discipline, the asset allocations in all of the portfolios were fairly constant during the 12-month period. From a performance standpoint, a slightly higher exposure to stock mutual funds relative to our target asset allocation policy generally detracted from our results--especially in the trading days following the September 11th attacks.

Portfolio Highlights

Delaware Growth Portfolio
Delaware Growth Portfolio began the fiscal year with approximately 90% of its assets allocated to U.S. and foreign equities. Our target policy is 80%. At the time, the Fund's equity exposure was tilted in favor of funds that invest in growth stocks: Delaware Diversified Growth Fund and Delaware Select Growth Fund. As some investors began looking away from the stock market in the fourth quarter of 2000, growth stocks and mutual funds that invest in them lost the most value.

We made a move early in fiscal 2001 to ratchet down our exposure to growth funds. Value stocks represented an excellent buying opportunity, and we reallocated assets to increase our holdings in Delaware Diversified Value Fund and Delaware Small Cap Value Fund. A stronger value orientation helped offset the poorer performance of our growth stock funds.

Attractive pricing prompted us to add back to our Delaware Diversified Growth Fund holdings in February and March. With the value tilt of the portfolio still intact, and an additional play in small-cap stocks working well for us, we continued to hold our own in an otherwise volatile market. Then, late in our fiscal year, the unforeseen events of September 11th dampened our results as stocks across the board declined.

The Portfolio's fixed-income allocation rose as high as 18% in August. We had purchased Delaware High-Yield Opportunities Fund, a high-yield bond fund, after the high-yield market staged a long-awaited rebound. This was a net positive for us until September 11th, after which high-yield bonds declined sharply. We sold our Delaware High-Yield Opportunities Fund holdings in late September, reallocating those assets to Delaware Select Growth Fund and Delaware Small Cap Value Fund.

Delaware Balanced Portfolio
Delaware Balanced Portfolio started the fiscal year with an approximate 67% allocation to U.S and foreign equities, and 32% to bonds. Our target is a 60/35 ratio. As in the Growth Portfolio, we established a slant toward value-oriented stock funds early in the period, with reduced emphasis on growth funds. This positioning helped the portfolio sidestep some of the pain that growth stocks endured during the year.

Within the portfolio's bond component, we added Delaware Delchester Fund in March. Improved performance in the high-yield market and declining yields in the Treasury market from lower interest rates inspired this move. In August, we sold our Delaware Delchester Fund holdings in favor of adding Delaware High-Yield Opportunities Fund. We felt this Fund was more appropriate given its objective to provide total return, with high current income as a secondary objective.

In late September, we sold a portion of Delaware High-Yield Opportunities Fund and reallocated the assets to Delaware Select Growth Fund and Delaware Small Cap Value Fund. As of September 30, 2001, Delaware American Government Bond Fund accounted for a majority of the portfolio's fixed-income holdings.

Delaware Income Portfolio
Of all the Delaware Foundation Funds, Delaware Income Portfolio is the most conservative. Its asset allocation policy targets a 40/50/10 split between stocks, bonds, and cash. We began the 12-month period with heavier weightings in stocks and bonds relative to the target: 44% equity and 53% bonds. The cash position was 3%.

The Portfolio's equity allocation initially favored growth stock funds, including 13.2% of net assets in Delaware Diversified Growth Fund and 5.6% in Delaware Select Growth Fund. As jittery investors began shifting out of stocks, our research pointed us to value stocks as offering the best potential risk-adjusted returns. Again, the value tilt helped us weather the market's decline.

In March, we purchased Delaware Delchester Fund. We swapped those shares for shares of Delaware High-Yield Opportunities Fund in August. Subsequent to the September attacks, we reallocated these assets to Delaware Select Growth Fund and Delaware Small Cap Value Fund.

Outlook
No one envisioned the tragic events of September 11th. Our vision was one of good things to come from the fiscal and monetary stimuli that had already been pumped into the economy via tax relief and interest rate cuts. Our strategic positioning of the Delaware Foundation Funds coincided with that vision, taking advantage of attractive buying opportunities in anticipation of a not so distant recovery.

Portfolio Allocations
As of September 30, 2001

                                                                                  Delaware           Delaware           Delaware
Fund                                          Type/Style                      Growth Portfolio  Balanced Portfolio  Income Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Value Fund               Large-Cap Value Stocks                19.2%              18.4%              12.2%
------------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Growth Fund              Large-Cap Growth Stocks               22.3%              16.4%              11.5%
------------------------------------------------------------------------------------------------------------------------------------
Delaware Research Fund                        Multi-Cap Growth & Value Stocks        8.9%               5.3%               2.5%
------------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Value Fund                 Small-Cap Value Stocks                 5.8%               5.8%               1.6%
------------------------------------------------------------------------------------------------------------------------------------
Delaware Select Growth Fund                   Multi-Cap Growth Stocks                9.1%               8.3%               5.5%
------------------------------------------------------------------------------------------------------------------------------------
Delaware Real Estate Investment Trust Fund    Real Estate Investment Trusts           --                 --                2.7%
------------------------------------------------------------------------------------------------------------------------------------
Delaware International Value Equity Fund      Non-U.S. Stocks                       14.7%               7.7%               4.4%
------------------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund                Developing Countries Stocks            3.4%               2.0%                --
------------------------------------------------------------------------------------------------------------------------------------
Delaware American Government Bond Fund        Mortgages & Treasuries                15.3%              30.4%              44.1%
------------------------------------------------------------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund        High-Yield Corporate Bonds              --                4.2%               8.9%
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                 1.3%               1.5%               6.6%
------------------------------------------------------------------------------------------------------------------------------------

All portfolio holdings are in Institutional Class shares of each Fund.

In spite of this devastating shock to the nation, we are and will continue to be positioned for a rebound. Our outlook is unchanged, with the one exception being that the timing of any recovery has clearly been pushed back. Even with the timing of a recovery now more uncertain, we are encouraged by the additional stimulus that has been applied to the system since September 11th.

We will continue to execute the disciplined process of diversifying the Delaware Foundation Funds in a manner that is consistent with each of the portfolios' risk objectives. As always, we will monitor the market and the economy, the risk/reward profiles of each asset class, and the performance of the underlying Funds. We will actively adjust the portfolios as needed, much as we have been doing, in an effort to bring investors competitive, risk-adjusted return.

Disappointing Performance for Stocks

The fiscal year ended September 30, 2001 was a difficult one for stock investors. Disappointing performance among most equity investment styles, as well as for high-yield bonds, illustrated the importance of asset allocation and diversification. The chart below shows one-year returns for major indexes representing a variety of asset classes and investment styles.

                                                                                                                 One year
Index                                                           Investment style represented                  through 9/30/01
------------------------------------------------------------------------------------------------------------------------------------
Nasdaq Composite Index                                               broad market index                           -59.19%
------------------------------------------------------------------------------------------------------------------------------------
Dow Jones Industrial Average                                     large-cap industrial stocks                      -15.48%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                        large-cap stocks                             -26.61%
------------------------------------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index                                       mid-cap growth stocks                           -51.77%
------------------------------------------------------------------------------------------------------------------------------------
Russell Midcap Value Index                                         mid-cap value stocks                            +0.04%
------------------------------------------------------------------------------------------------------------------------------------
S&P/BARRA Growth Index                                            large-cap growth stocks                         -35.70%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500/BARRA Value Index                                         large-cap value stocks                          -16.89%
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                                   small-cap stocks                             -21.21%
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index                                         small-cap growth stocks                         -42.59%
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Value Index                                           small-cap value stocks                          +5.61%
------------------------------------------------------------------------------------------------------------------------------------
MSCI Europe, Australasia, Far East Index                           international stocks                           -29.74%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                              broad bond market index                         +12.95%
------------------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney High-Yield Cash Pay Index                       high-yield bonds                              -3.41%
------------------------------------------------------------------------------------------------------------------------------------

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the cost of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

New at Delaware

Get a Jump on 2001 Taxes With Delaware's Online Account Access Feature! Why wait for your year-end statement to arrive before you start your tax planning? Get a head start on your tax preparation for 2001.

You can review all of your 2001 Delaware Investments' account transactions online at anytime by using Delaware's online Account Access feature. Register for online Account Access and start planning your tax strategy before the end of the year.

And if you use Quicken(R) TurboTax(R) to prepare your taxes, this year you can make tax preparation even easier. Delaware Investments has joined TurboTax Connect to offer shareholders Intuit's Instant Data Entry.

The Instant Data Entry feature helps you complete your tax forms by quickly, securely and accurately retrieving common tax information - dividends and transactions - from Delaware Investments and instantly entering that information in the correct forms in TurboTax. The Instant Data Entry feature is included in all individual 1040 versions of TurboTax.

To use Instant Data Entry, you must be registered for Delaware's online Account Access feature. Account Access a password-protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform account transactions in a secure environment.

For more information about Delaware's online Account Access feature and Instant Data Entry, call our Shareholder Service Center at 800 523-1918. Shareholder representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time. You can also register for online Account Access by visiting our web site at www.delawareinvestments.com.

Delaware Foundation Funds Delaware Growth Portfolio

Fund Basics
As of September 30, 2001

Fund Objective:
The Fund seeks long-term capital growth.

Total Fund Net Assets:
$13.84 million

Number of Holdings:
8

Fund Start Date:
December 31, 1997

Your Fund Manager:
J. Paul Dokas joined Delaware Investments in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corporation. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA degree at the University of Maryland. He is also a CFA charterholder.

Nasdaq Symbols:
Class A  DFGAX
Class B  N/A
Class C  N/A

Delaware Growth Portfolio Performance
Average Annual Total Returns

Through September 30, 2001        Lifetime          One Year
--------------------------------------------------------------
Class A (Est. 12/31/97)
Excluding Sales Charge            -0.50%            -21.59%
Including Sales Charge            -2.06%            -26.11%
--------------------------------------------------------------
Class B (Est. 12/31/97)
Excluding Sales Charge            -1.22%            -22.23%
Including Sales Charge            -1.94%            -25.89%
--------------------------------------------------------------
Class C (Est. 12/31/97)
Excluding Sales Charge            -1.19%            -22.20%
Including Sales Charge            -1.19%            -22.94%
--------------------------------------------------------------

Returns reflect the reinvestment of all dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for lifetime and one-year periods ended September 30, 2001 for the Delaware Growth Portfolio's Institutional Class were -0.27% and -21.36%, respectively. Institutional Class shares were first made available on December 31, 1997 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Growth Portfolio during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund dividends and distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
December 31, 1997 (Fund inception) through September 30, 2001

(chart omitted)

                        Delaware Growth Portfolio
Period End                   Class A Shares                  S&P 500 Index
-----------             -------------------------           ---------------
12/31/1997                      $ 9,424                         $10,000
03/31/1998                      $10,399                         $11,353
09/30/1998                      $ 9,058                         $10,480
03/31/1999                      $10,493                         $13,256
09/30/1999                      $10,627                         $13,218
03/31/2000                      $12,127                         $15,442
09/30/2000                      $11,795                         $14,803
03/31/2001                      $10,020                         $11,957
09/30/2001                      $ 9,248                         $10,727

Chart assumes $10,000 invested on December 31, 1997 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware Foundation Funds Delaware Balanced Portfolio

Fund Basics
As of September 30, 2001

Fund Objective:
The Fund seeks capital appreciation with current income as a secondary objective.

Total Fund Net Assets:
$23.38 million

Number of Holdings:
9

Fund Start Date:
December 31, 1997

Your Fund Manager:
J. Paul Dokas

Nasdaq symbols:
Class A DFBAX
Class B N/A
Class C N/A

Delaware Balanced Portfolio Performance
Average Annual Total Returns

Through September 30, 2001        Lifetime           One Year
--------------------------------------------------------------
Class A (Est. 12/31/97)
Excluding Sales Charge            +0.07%             -15.51%
Including Sales Charge            -1.50%             -20.33%
--------------------------------------------------------------
Class B (Est. 12/31/97)
Excluding Sales Charge            -0.63%             -16.20%
Including Sales Charge            -1.36%             -20.28%
--------------------------------------------------------------
Class C (Est. 12/31/97)
Excluding Sales Charge            -0.60%             -16.28%
Including Sales Charge            -0.60%             -17.09%
--------------------------------------------------------------

Returns reflect the reinvestment of all dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for lifetime and one-year periods ended September 30, 2001 for the Delaware Balanced Portfolio's Institutional Class were +0.31% and -15.37%, respectively. Institutional Class shares were first made available on December 31, 1997 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Balanced Portfolio during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund dividends and distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
December 31, 1997 (Fund inception) through September 30, 2001

(chart omitted)

                                                                Lehman Brothers
              Delaware Balanced Portfolio                       Aggregate Bond
Period End          Class A Shares          S&P 500 Index            Index
----------    ---------------------------   -------------       ----------------
12/31/1997            $ 9,424                $10,000               $10,000
03/31/1998            $10,144                $11,353               $10,155
09/30/1998            $ 9,077                $10,480               $10,832
03/31/1999            $10,193                $13,256               $10,813
09/30/1999            $10,214                $13,218               $10,791
03/31/2000            $11,243                $15,442               $11,016
09/30/2000            $11,184                $14,803               $11,545
03/31/2001            $10,035                $11,957               $12,396
09/30/2001            $ 9,449                $10,727               $13,040

Chart assumes $10,000 invested on December 31, 1997 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of large-capitalization U.S. companies. The Lehman Brothers Aggregate Bond Index is a measure of investment grade domestic bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware Foundation Funds Delaware Income Portfolio

Fund Basics
As of September 30, 2001

Fund Objective:
The Fund seeks a combination of current income and preservation of capital with capital appreciation.

Total Fund Net Assets:
$17.67 million

Number of Holdings:
9

Fund Start Date:
December 31, 1997

Your Fund Manager:
J. Paul Dokas

Nasdaq symbols:
Class A DFIAX
Class B N/A
Class C N/A

Delaware Income Portfolio Performance

Average Annual Total Returns
Through September 30, 2001        Lifetime           One Year
--------------------------------------------------------------
Class A (Est. 12/31/97)
Excluding Sales Charge            +1.08%              -8.40%
Including Sales Charge            -0.51%             -13.68%
--------------------------------------------------------------
Class B (Est. 12/31/97)
Excluding Sales Charge            +0.44%              -9.11%
Including Sales Charge            -0.28%             -13.47%
--------------------------------------------------------------
Class C (Est. 12/31/97)
Excluding Sales Charge            +0.34%              -9.25%
Including Sales Charge            +0.34%             -10.12%
--------------------------------------------------------------

Returns reflect the reinvestment of all dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for lifetime and one-year periods ended September 30, 2001 for the Delaware Income Portfolio's Institutional Class were +1.32% and -8.16%, respectively. Institutional Class shares were first made available on December 31, 1997 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Income Portfolio during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund dividends and distributions or redemptions of Fund shares.

 Performance of a $10,000 Investment
 December 31, 1997 (Fund inception) through September 30, 2001

(chart omitted)
                                                            Lehman Brothers
                        Delaware Income Portfolio              Aggregate
Period End                   Class A Shares                    Bond Index
-----------             -------------------------           ---------------
12/31/1997                      $ 9,424                         $10,000
03/31/1998                      $ 9,978                         $10,155
09/30/1998                      $ 9,309                         $10,832
03/31/1999                      $10,028                         $10,813
09/30/1999                      $ 9,946                         $10,791
03/31/2000                      $10,560                         $11,016
09/30/2000                      $10,708                         $11,545
03/31/2001                      $10,105                         $12,396
09/30/2001                      $ 9,809                         $13,040

Chart assumes $10,000 invested on December 31, 1997 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted were as of the last day of each month shown. The Lehman Brothers Aggregate Bond Index is a measure of investment grade domestic bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

                                                    Delaware Growth Portfolio
                                                    September 30, 2001

Statements of Net Assets
                                               Number of         Market
                                                Shares           Value
Investment Companies - 98.67%
Equity Funds - 83.34%
 Delaware Group Equity Funds II -
  Delaware Diversified Value Fund                296,460      $ 2,650,352
 Delaware Group Equity Funds III -
  Delaware Research Fund                         188,566        1,235,110
*Delaware Group Equity Funds IV -
  Delaware Diversified Growth Fund               518,121        3,077,639
 Delaware Group Equity Funds V -
  Delaware Small Cap Value Fund                   29,951          802,100
 Delaware Group Global & International
  Funds - Delaware Emerging
  Markets Fund                                    76,521          473,665
 Delaware Group Global & International
  Funds - Delaware International Value
  Equity Fund                                    176,469        2,032,920
*Voyageur Mutual Funds III - Delaware
  Select Growth Fund                              67,229        1,259,206
                                                              -----------
                                                               11,530,992
                                                              -----------
Fixed Income Funds - 15.33%
 Delaware Group Government Funds -
  Delaware American Government
  Bond Fund                                      274,413        2,121,214
                                                              -----------
Total Investment Companies
 (cost $17,026,503)                                            13,652,206
                                                              -----------

                                                Principal
                                                 Amount
Repurchase Agreements - 1.42%
 With BNP Paribas 3.20%
  10/1/01 (dated 9/28/01,
  collateralized by $3,000
  U.S.Treasury Notes 7.50% due
  5/15/02, market value $3,251
  and $59,000 U.S.Treasury Notes
  5.50% due 3/31/03,
  market value $63,145)                          $65,000           65,000
 With J.P. Morgan Chase 3.15%
  10/1/01 (dated 9/28/01,
  collateralized by $30,000
  U.S. Treasury Notes 11.625% due
  11/15/04, market value $37,897
  and $26,000 U.S. Treasury Notes
  7.00% due 7/15/06,
  market value $29,800)                           66,000           66,000
 With UBS Warburg 3.23%
  10/1/01 (dated 9/28/01,
  collateralized by $63,000
  U.S. Treasury Notes 6.375% due
  6/30/02, market value $66,319)                  65,000           65,000
                                                              -----------
Total Repurchase Agreements
 (cost $196,000)                                                  196,000
                                                              -----------

Total Market Value of Securities - 100.09%
 (cost $17,222,503)                                           $13,848,206
Liabilities Net of Receivables and
 Other Assets - (0.09%)                                           (11,903)
                                                              -----------
Net Assets Applicable to 1,894,573
 Shares Outstanding - 100.00%                                 $13,836,303
                                                              ===========
Net Asset Value - Delaware Growth Portfolio
 Class A ($10,688,326 / 1,462,655 Shares)                           $7.31
                                                                    -----
Net Asset Value - Delaware Growth Portfolio
 Class B ($1,753,903 / 240,892 Shares)                              $7.28
                                                                    -----
Net Asset Value - Delaware Growth Portfolio
 Class C ($964,130 / 132,279 Shares)                                $7.29
                                                                    -----
Net Asset Value - Delaware Growth Portfolio
 Institutional Class ($429,944 / 58,747 Shares)                     $7.32
                                                                    -----

Components of Net Assets at September 30, 2001:
Shares of beneficial interest (unlimited
 authorization-no par)                                        $17,396,294
Undistributed net investment income                                23,938
Distributions in excess of net realized gain
 on investments                                                  (209,632)
Net unrealized depreciation of investments                     (3,374,297)
                                                              -----------
Total net assets                                              $13,836,303
                                                              ===========

*Non-income producing security for the year ended September 30, 2001.

Net Asset Value and Offering Price per Share -
 Delaware Growth Portfolio
Net asset value Class A (A)                                         $7.31
Sales charge (5.75% of offering price or 6.16%
 of the amount invested per share) (B)                               0.45
                                                                    -----
Offering price                                                      $7.76
                                                                    =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

                                                  Delaware Balanced Portfolio
                                                  September 30, 2001

Statements of Net Assets (continued)

                                               Number of         Market
                                                Shares           Value
Investment Companies - 98.48%
Equity Funds - 63.85%
 Delaware Group Equity Funds II -
  Delaware Diversified Value Fund                482,035      $ 4,309,394
 Delaware Group Equity Funds III -
  Delaware Research Fund                         188,482        1,234,558
*Delaware Group Equity Funds IV -
  Delaware Diversified Growth Fund               644,102        3,825,964
 Delaware Group Equity Funds V -
  Delaware Small Cap Value Fund                   50,141        1,342,795
 Delaware Group Global & International
  Funds - Delaware Emerging
  Markets Fund                                    75,588          467,894
 Delaware Group Global & International
  Funds - Delaware International Value
  Equity Fund                                    156,592        1,803,942
*Voyageur Mutual Funds III - Delaware
  Select Growth Fund                             103,906        1,946,156
                                                              -----------
                                                               14,930,703
                                                              -----------
Fixed Income Funds - 34.63%
 Delaware Group Government Funds -
  Delaware American Government
  Bond Fund                                      920,351        7,114,315
 Delaware Group Income Funds -
  Delaware High-Yield
  Opportunities Fund                             266,523          983,471
                                                              -----------
                                                                8,097,786
                                                              -----------
Total Investment Companies
 (cost $27,594,532)                                            23,028,489
                                                              -----------
                                                Principal
                                                  Amount
Repurchase Agreements - 4.51%
 With BNP Paribas 3.20%
  10/1/01 (dated 9/28/01,
  collateralized by $16,500
  U.S. Treasury Notes 7.50% due
  5/15/02, market value $17,485
  and $317,800 U.S. Treasury Notes
  5.50% due 3/31/03,
  market value $339,566)                        $349,500          349,500
 With J.P. Morgan Chase 3.15%
  10/1/01 (dated 9/28/01,
  collateralized by $158,900
  U.S. Treasury Notes 11.625% due
  11/15/04, market value $203,791
  and $139,600 U.S. Treasury Notes
  7.00% due 7/15/06,
  market value $160,250)                         355,000          355,000
 With UBS Warburg 3.23%
  10/1/01 (dated 9/28/01,
  collateralized by $341,200
  U.S. Treasury Notes 6.375% due
  6/30/02, market value $356,633)                349,500          349,500
                                                              -----------
Total Repurchase Agreements
 (cost $1,054,000)                                              1,054,000
                                                              -----------

Total Market Value of Securities - 102.99%
 (cost $28,648,532)                                           $24,082,489
Liabilities Net of Receivables and
 Other Assets - (2.99%)                                          (699,626)
                                                              -----------
Net Assets Applicable to 3,087,208
 Shares Outstanding - 100.00%                                 $23,382,863
                                                              ===========
Net Asset Value - Delaware Balanced Portfolio
 Class A ($20,675,888 / 2,729,232 Shares)                           $7.58
                                                                    -----
Net Asset Value - Delaware Balanced Portfolio
 Class B ($1,234,252 / 163,542 Shares)                              $7.55
                                                                    -----
Net Asset Value - Delaware Balanced Portfolio
 Class C ($826,824 / 109,308 Shares)                                $7.56
                                                                   ------
Net Asset Value - Delaware Balanced Portfolio
 Institutional Class ($645,899 / 85,126 Shares)                     $7.59
                                                                    -----
Components of Net Assets at September 30, 2001:
Shares of beneficial interest (unlimited
 authorization-no par)                                        $27,883,177
Undistributed net investment income                               316,126
Accumulated net realized loss on investments                     (250,397)
Net unrealized depreciation of investments                     (4,566,043)
                                                              -----------
Total net assets                                              $23,382,863
                                                              ===========

*Non-income producing security for the year ended September 30, 2001.

Net Asset Value and Offering Price Per Share -
 Delaware Balanced Portfolio
Net asset value Class A (A)                                         $7.58
Sales charge (5.75% of offering price or 6.07%
 of the amount invested per share) (B)                               0.46
                                                                    -----
Offering price                                                      $8.04
                                                                    =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

                                                    Delaware Income Portfolio
                                                    September 30, 2001

Statements of Net Assets (continued)

                                               Number of         Market
                                                Shares           Value
Investment Companies - 93.43%
Equity Funds - 40.46%
 Delaware Group Equity Funds II -
  Delaware Diversified Value Fund                241,740      $ 2,161,154
 Delaware Group Equity Funds III -
  Delaware Research Fund                          68,383          447,908
*Delaware Group Equity Funds IV -
  Delaware Diversified Growth Fund               342,566        2,034,841
 Delaware Group Equity Funds V -
  Delaware Small Cap Value Fund                   10,820          289,751
 Delaware Group Global & International
  Funds - Delaware International
  Value Equity Fund                               66,780          769,301
 Delaware Pooled Trust - The Real Estate
  Investment Trust Portfolio                      31,884          467,735
*Voyageur Mutual Funds III -
  Delaware Select Growth Fund                     52,254          978,708
                                                              -----------
                                                                7,149,398
                                                              -----------
Fixed Income Funds - 52.97%
 Delaware Group Government Funds -
  Delaware American Government
  Bond Fund                                    1,008,679        7,797,092
 Delaware Group Income Funds -
  Delaware High-Yield
  Opportunities Fund                             423,403        1,562,359
                                                              -----------
                                                                9,359,451
                                                              -----------
Total Investment Companies
 (cost $18,536,209)                                            16,508,849
                                                              -----------
                                                Principal
                                                 Amount
Repurchase Agreements - 9.66%
 With BNP Paribas 3.20%
  10/1/01 (dated 9/28/01,
  collateralized by $27,000
  U.S. Treasury Notes 7.50% due
  5/15/02, market value $28,334
  and $515,000 U.S. Treasury Notes
  5.50% due 3/31/03,
  market value $550,265)                        $566,400          566,400
 With J.P. Morgan Chase 3.15%
  10/1/01 (dated 9/28/01,
  collateralized by $257,000
  U.S. Treasury Notes 11.625% due
  11/15/04, market value $330,242
  and $226,000 U.S. Treasury Notes
  7.00% due 7/15/06,
  market value $259,683)                         575,200          575,200
 With UBS Warburg 3.23%
  10/1/01 (dated 9/28/01,
  collateralized by $553,000
  U.S. Treasury Notes 6.375% due
  6/30/02, market value $577,922)                566,400          566,400
                                                              -----------
Total Repurchase Agreements
 (cost $1,708,000)                                              1,708,000
                                                              -----------

Total Market Value of Securities - 103.09%
 (cost $20,244,209)                                           $18,216,849
Liabilities Net of Receivables and
 Other Assets - (3.09%)                                          (546,625)
                                                              -----------
Net Assets Applicable to 2,337,530
 Shares Outstanding - 100.00%                                 $17,670,224
                                                              ===========
Net Asset Value - Delaware Income Portfolio
 Class A ($16,898,628 / 2,235,815 Shares)                           $7.56
                                                                    -----
Net Asset Value - Delaware Income Portfolio
 Class B ($347,919 / 45,727 Shares)                                 $7.61
                                                                    -----
Net Asset Value - Delaware Income Portfolio
 Class C ($151,631 / 20,011 Shares)                                 $7.58
                                                                    -----
Net Asset Value - Delaware Income Portfolio
 Institutional Class ($272,046 / 35,977 Shares)                     $7.56
                                                                    -----
Components of Net Assets at September 30, 2001:
Shares of beneficial interest (unlimited
 authorization-no par)                                        $20,460,236
Undistributed net investment income                                76,702
Accumulated net realized loss on investments                     (839,354)
Net unrealized depreciation of investments                     (2,027,360)
                                                              -----------
Total net assets                                              $17,670,224
                                                              ===========

*Non-income producing security for the year ended September 30, 2001.

Net Asset Value and Offering Price Per Share -
 Delaware Income Portfolio
Net asset value Class A (A)                                         $7.56
Sales charge (5.75% of offering price or 6.08%
 of the amount invested per share) (B)                               0.46
                                                                    -----
Offering price                                                      $8.02
                                                                    =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes


                                                                                                    Delaware Foundation Funds
                                                                                                    Year Ended September 30, 2001
Statements of Operations

                                                                                  Delaware            Delaware            Delaware
                                                                                   Growth             Balanced             Income
                                                                                 Portfolio           Portfolio           Portfolio
Investment Income:
  Dividends from investment companies                                           $   634,617         $ 1,406,157         $   983,359
  Interest                                                                           13,297              20,560              59,698
                                                                                -----------         -----------         -----------
                                                                                    647,914           1,426,717           1,043,057
                                                                                -----------         -----------         -----------

Expenses:
  Dividend disbursing and transfer agent fees and expenses                          165,213             221,342             147,674
  Distribution expenses                                                              59,972              83,400              48,781
  Management fees                                                                    38,133              68,661              45,397
  Registration fees                                                                  15,489              26,200              39,206
  Reports and statements to shareholders                                              9,850              28,400              16,753
  Accounting and administration expenses                                              6,675              11,905               7,731
  Custodian fees                                                                      5,096               4,076               6,533
  Amortization of organization expenses                                               4,639               4,639               4,639
  Trustees' fees                                                                      1,690               2,812               2,831
  Professional fees                                                                     171               1,000                   -
  Taxes (other than taxes on income)                                                    200                   -                 229
  Other                                                                               1,065              14,424                 484
                                                                                -----------         -----------         -----------
                                                                                    308,193             466,859             320,258
  Less expenses absorbed or waived                                                 (170,057)           (231,691)           (171,164)
  Less expenses paid indirectly                                                        (351)               (632)               (418)
                                                                                -----------         -----------         -----------
Total expenses                                                                      137,785             234,536             148,676
                                                                                -----------         -----------         -----------

Net Investment Income                                                               510,129           1,192,181             894,381
                                                                                -----------         -----------         -----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Capital gain distributions from investment companies                              399,053             532,139             165,778
  Net realized loss on investments                                                 (111,632)           (381,107)           (741,667)
  Net change in unrealized appreciation/depreciation of investments              (4,462,884)         (5,876,118)         (1,911,720)
                                                                                -----------         -----------         -----------
Net Realized and Unrealized Loss on Investments                                  (4,175,463)         (5,725,086)         (2,487,609)
                                                                                -----------         -----------         -----------

Net Decrease in Net Assets Resulting from Operations                            $(3,665,334)        $(4,532,905)        $(1,593,228)
                                                                                ===========         ===========         ===========

See accompanying notes


                                                                                                          Delaware Foundation Funds
Statements of Changes in Net Assets

                                                                      Delaware Growth Portfolio         Delaware Balanced Portfolio
                                                                              Year Ended                        Year Ended
                                                                       9/30/01          9/30/00          9/30/01           9/30/00
Increase (Decrease) in Net Assets from Operations:
Net investment income                                                $   510,129      $   249,702      $ 1,192,181      $   683,848
Net realized gain (loss) on investments                                  287,421            3,486          151,032         (284,879)
Net change in unrealized appreciation/depreciation of investments     (4,462,884)       1,179,710       (5,876,118)       1,821,450
                                                                     -----------      -----------      -----------      -----------
Net increase (decrease) in net assets resulting from operations       (3,665,334)       1,432,898       (4,532,905)       2,220,419
                                                                     -----------      -----------      -----------      -----------

Dividends and Distributions to Shareholders from:
Net investment income:
  Class A                                                               (427,680)        (328,851)        (842,971)        (765,253)
  Class B                                                                (63,956)         (36,717)         (33,059)         (35,252)
  Class C                                                                (26,554)         (13,139)         (23,215)         (26,860)
  Institutional Class                                                    (13,269)          (3,940)         (17,309)          (5,355)
Net realized gain on investments:
  Class A                                                               (155,792)        (327,655)              --         (306,567)
  Class B                                                                (29,556)         (49,076)              --          (19,061)
  Class C                                                                (12,271)         (17,562)              --          (14,846)
  Institutional Class                                                     (4,525)          (3,598)              --           (2,009)
In excess of net realized gain on investments:
  Class A                                                               (161,563)              --               --               --
  Class B                                                                (30,651)              --               --               --
  Class C                                                                (12,726)              --               --               --
  Institutional Class                                                     (4,692)              --               --               --
                                                                     -----------      -----------      -----------      -----------
                                                                        (943,235)        (780,538)        (916,554)      (1,175,203)
                                                                     -----------      -----------      -----------      -----------
Capital Share Transactions:
Proceeds from shares sold:
  Class A                                                              3,597,686        3,890,304        2,513,784       15,285,084
  Class B                                                                355,503        1,356,326          515,439          364,784
  Class C                                                                455,353          651,583          220,102          340,201
  Institutional Class                                                    379,249          195,022          623,801          244,048

Net asset value of shares issued upon reinvestment of dividends and distributions:
  Class A                                                                742,060          656,681          842,499        1,071,663
  Class B                                                                121,450           84,612           32,775           53,244
  Class C                                                                 51,230           30,700           22,675           40,451
  Institutional Class                                                     22,486            7,538           17,309            7,364
                                                                     -----------      -----------      -----------      -----------
                                                                       5,725,017        6,872,766        4,788,384       17,406,839
                                                                     -----------      -----------      -----------      -----------
Cost of shares repurchased:
  Class A                                                             (2,420,138)      (4,070,669)      (6,129,065)      (6,354,705)
  Class B                                                               (386,045)        (789,677)        (264,424)        (280,764)
  Class C                                                               (212,844)        (254,849)        (142,327)        (309,305)
  Institutional Class                                                    (81,139)         (49,794)        (151,465)         (47,390)
                                                                     -----------      -----------      -----------      -----------
                                                                      (3,100,166)      (5,164,989)      (6,687,281)      (6,992,164)
                                                                     -----------      -----------      -----------      -----------

  Increase (decrease) in net assets derived from capital share
    transactions                                                       2,624,851        1,707,777       (1,898,897)      10,414,675
                                                                     -----------      -----------      -----------      -----------

Net Increase (Decrease) in Net Assets                                 (1,983,718)       2,360,137       (7,348,356)      11,459,891

Net Assets:
  Beginning of period                                                 15,820,021       13,459,884       30,731,219       19,271,328
                                                                     -----------      -----------      -----------      -----------
  End of period                                                      $13,836,303      $15,820,021      $23,382,863      $30,731,219
                                                                     ===========      ===========      ===========      ===========

*Distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gain on investments. See accompanying notes


                                                                                    Delaware Foundation Funds
Statements of Changes in Net Assets (continued)

                                                                                    Delaware Income Portfolio
                                                                                           Year Ended
                                                                                    9/30/01           9/30/00
Increase (Decrease) in Net Assets from Operations:
Net investment income                                                             $   894,381       $   793,161
Net realized loss on investments                                                     (575,889)         (199,487)
Net change in unrealized appreciation/depreciation of investments                  (1,911,720)          690,596
                                                                                  -----------       -----------
Net increase (decrease) in net assets resulting from operations                    (1,593,228)        1,284,270
                                                                                  -----------       -----------

Dividends and Distributions to Shareholders from:
Net investment income:
  Class A                                                                            (830,114)         (926,642)
  Class B                                                                             (14,600)          (13,692)
  Class C                                                                              (6,637)           (8,623)
  Institutional Class                                                                 (10,888)           (4,655)
Net realized gain on investments:
  Class A                                                                                  --           (84,213)
  Class B                                                                                  --            (1,276)
  Class C                                                                                  --              (953)
  Institutional Class                                                                      --              (372)
                                                                                  -----------       -----------
                                                                                     (862,239)       (1,040,426)
                                                                                  -----------       -----------

Capital Share Transactions:
Proceeds from shares sold:
  Class A                                                                           3,906,018         4,569,647
  Class B                                                                              91,884           124,231
  Class C                                                                              31,547            39,696
  Institutional Class                                                                 209,355            40,494

Net asset value of shares issued upon reinvestment of dividends and distributions:
  Class A                                                                             829,929         1,010,794
  Class B                                                                              12,700            12,079
  Class C                                                                               6,326             9,888
  Institutional Class                                                                  10,888             5,026
                                                                                  -----------       -----------
                                                                                    5,098,647         5,811,855
                                                                                  -----------       -----------
Cost of shares repurchased:
  Class A                                                                          (2,535,421)       (6,003,847)
  Class B                                                                             (76,206)          (14,994)
  Class C                                                                             (55,178)          (54,450)
  Institutional Class                                                                 (21,458)           (1,339)
                                                                                  -----------       -----------
                                                                                   (2,688,263)       (6,074,630)
                                                                                  -----------       -----------

  Increase (decrease) in net assets derived from capital share transactions         2,410,384          (262,775)
                                                                                  -----------       -----------

Net Decrease in Net Assets                                                            (45,083)          (18,931)

Net Assets:
  Beginning of period                                                              17,715,307        17,734,238
                                                                                  -----------       -----------
  End of period                                                                   $17,670,224       $17,715,307
                                                                                  ===========       ===========

See accompanying notes

Financial Highlights

Delaware Foundation Funds

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

                                                     Delaware Growth Portfolio                Delaware Growth Portfolio
                                                            Class A                                   Class B
                                                          Year             12/31/97(1)             Year            12/31/97(1)
                                                          Ended                 to                Ended                to
                                               9/30/01   9/30/00   9/30/99   9/30/98   9/30/01   9/30/00   9/30/99   9/30/98
Net asset value, beginning of period           $ 9.970   $ 9.500   $ 8.170   $ 8.500   $ 9.930   $ 9.470   $ 8.140   $ 8.500

Income (loss) from investment operations:
Net investment income(2,4)                       0.295     0.174     0.138     0.062     0.231     0.099     0.068     0.014
Net realized and unrealized gain (loss)
  on investments                                (2.352)    0.845     1.295    (0.392)   (2.351)    0.840     1.287    (0.374)
                                               -------   -------   -------   -------   -------   -------   -------   -------
Total from investment operations                (2.057)    1.019     1.433    (0.330)   (2.120)    0.939     1.355    (0.360)
                                               -------   -------   -------   -------   -------   -------   -------   -------

Less dividends and distributions from:
Net investment income                           (0.346)   (0.275)   (0.078)       --    (0.273)   (0.205)       --        --
Net realized gain on investments                (0.126)   (0.274)   (0.025)       --    (0.126)   (0.274)   (0.025)       --
In excess of net realized gain on investments   (0.131)       --        --        --    (0.131)       --        --        --
                                               -------   -------   -------   -------   -------   -------   -------   -------
Total dividends and distributions               (0.603)   (0.549)   (0.103)       --    (0.530)   (0.479)   (0.025)       --
                                               -------   -------   -------   -------   -------   -------   -------   -------

Net asset value, end of period                 $ 7.310   $ 9.970   $ 9.500   $ 8.170   $ 7.280   $ 9.930   $ 9.470   $ 8.140
                                               =======   =======   =======   =======   =======   =======   =======   =======

Total return(3)                                (21.59%)   10.99%    17.33%    (3.88%)  (22.23%)   10.14%    16.41%    (4.24%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)        $10,688   $12,342   $11,328      $547    $1,754    $2,295    $1,561      $885
Ratio of expenses to average net assets          0.76%     0.80%     0.80%     0.80%     1.51%     1.55%     1.55%     1.55%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                       1.88%     1.70%     2.21%    14.36%     2.63%     2.45%     2.96%    15.11%
Ratio of net investment income to
  average net assets(4)                          3.49%     1.75%     1.45%     0.96%     2.74%     1.00%     0.70%    21.00%
Ratio of net investment income (loss) to
  average net assets
  prior to expense limitation and
  expenses paid indirectly(4)                    2.37%     0.85%     0.04%   (12.60%)    1.62%     0.10%    (0.71%)  (13.35%)
Portfolio turnover                                 16%       87%      104%       77%       16%       87%      104%       77%


(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2) Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

(4) Net investment income includes short-term capital gain distributions received from the Underlying Funds.


See accompanying notes

Delaware Foundation Funds

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

                                                     Delaware Growth Portfolio                Delaware Growth Portfolio
                                                            Class C                              Institutional Class
                                                          Year             12/31/97(1)             Year            12/31/97(1)
                                                          Ended                 to                Ended                to
                                               9/30/01   9/30/00   9/30/99   9/30/98   9/30/01   9/30/00   9/30/99   9/30/98
Net asset value, beginning of period           $ 9.940   $ 9.480   $ 8.140   $ 8.500   $ 9.980   $ 9.520   $ 8.180   $ 8.500

Income (loss) from investment operations:
Net investment income(2,4)                       0.231     0.099     0.067     0.013     0.317     0.199     0.162     0.078
Net realized and unrealized gain (loss)
  on investments                                (2.351)    0.840     1.298    (0.373)   (2.350)    0.835     1.303    (0.398)
                                               -------   -------   -------   -------   -------   -------   -------   -------
Total from investment operations                (2.120)    0.939     1.365    (0.360)   (2.033)    1.034     1.465    (0.320)
                                               -------   -------   -------   -------   -------   -------   -------   -------

Less dividends and distributions from:
Net investment income                           (0.273)   (0.205)       --        --    (0.370)   (0.300)   (0.100)       --
Net realized gain on investments                (0.126)   (0.274)   (0.025)       --    (0.126)   (0.274)   (0.025)       --
In excess of net realized gain on investments   (0.131)       --        --        --    (0.131)       --        --        --
                                               -------   -------   -------   -------   -------   -------   -------   -------
Total dividends and distributions               (0.530)   (0.479)   (0.025)       --    (0.627)   (0.574)   (0.125)       --
                                               -------   -------   -------   -------   -------   -------   -------   -------

Net asset value, end of period                 $ 7.290   $ 9.940   $ 9.480   $ 8.140   $ 7.320   $ 9.980   $ 9.520   $ 8.180
                                               =======   =======   =======   =======   =======   =======   =======   =======

Total return(3)                                (22.20%)   10.13%    16.53%    (4.24%)  (21.36%)   11.13%    17.71%    (3.77%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)           $964      $962      $506       $74      $430      $221       $65       $48
Ratio of expenses to average net assets          1.51%     1.55%     1.55%     1.55%     0.51%     0.55%     0.55%     0.55%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                       2.63%     2.45%     2.96%    15.11%     1.63%     1.45%     1.96%    14.11%
Ratio of net investment income to
  average net assets(4)                          2.74%     1.00%     0.70%     0.21%     3.74%     2.00%     1.70%     1.21%
Ratio of net investment income (loss) to
  average net assets
  prior to expense limitation and
  expenses paid indirectly(4)                    1.62%     0.10%    (0.71%)  (13.35%)    2.62%     1.10%     0.29%   (12.35%)
Portfolio turnover                                 16%       87%      104%       77%       16%       87%      104%       77%

(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2) Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

(4) Net investment income includes short-term capital gain distributions received from the Underlying Funds.


See accompanying notes

Delaware Foundation Funds

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

                                                  Delaware Balanced Portfolio                Delaware Balanced Portfolio
                                                            Class A                                    Class B
                                                          Year             12/31/97(1)             Year            12/31/97(1)
                                                          Ended                 to                Ended                to
                                               9/30/01   9/30/00   9/30/99   9/30/98   9/30/01   9/30/00   9/30/99   9/30/98
Net asset value, beginning of period           $ 9.260   $ 8.940   $ 8.130   $ 8.500   $ 9.260   $ 8.950   $ 8.130   $ 8.500

Income (loss) from investment operations:
Net investment income(2,4)                       0.372     0.246     0.249     0.153     0.309     0.178     0.181     0.104
Net realized and unrealized gain (loss)
  on investments                                (1.776)    0.572     0.789    (0.463)   (1.780)    0.577     0.787    (0.444)
                                               -------   -------   -------   -------   -------   -------   -------   -------
Total from investment operations                (1.404)    0.818     1.038    (0.310)   (1.471)    0.755     0.968    (0.340)
                                               -------   -------   -------   -------   -------   -------   -------   -------

Less dividends and distributions from:
Net investment income                           (0.276)   (0.338)   (0.200)   (0.060)   (0.239)   (0.285)   (0.120)   (0.030)
Net realized gain on investments                    --    (0.160)   (0.028)       --        --    (0.160)   (0.028)       --
                                               -------   -------   -------   -------   -------   -------   -------   -------
Total dividends and distributions               (0.276)   (0.498)   (0.228)   (0.060)   (0.239)   (0.445)   (0.148)   (0.030)
                                               -------   -------   -------   -------   -------   -------   -------   -------

Net asset value, end of period                 $ 7.580   $ 9.260   $ 8.940   $ 8.130   $ 7.550   $ 9.260   $ 8.950   $ 8.130
                                               =======   =======   =======   =======   =======   =======   =======   =======

Total return(3)                                (15.51%)    9.49%    12.52%    (3.68%)  (16.20%)    8.75%    11.66%    (4.02%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)        $20,676   $28,344   $17,373      $972    $1,234    $1,213    $1,035      $408
Ratio of expenses to average net assets          0.80%     0.80%     0.80%     0.80%     1.55%     1.55%     1.55%     1.55%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                       1.64%     1.23%     1.57%    12.87%     2.39%     1.98%     2.32%    13.62%
Ratio of net investment income to
  average net assets(4)                          4.39%     2.67%     2.73%     2.34%     3.64%     1.92%     1.98%     1.59%
Ratio of net investment income (loss) to
  average net assets
  prior to expense limitation and
  expenses paid indirectly(4)                    3.55%     2.24%     1.96%    (9.73%)    2.80%     1.49%     1.21%   (10.48%)
Portfolio turnover                                 31%       80%       93%       73%       31%       80%       93%       73%

(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2) Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

(4) Net investment income includes short-term capital gain distributions received from the Underlying Funds.


See accompanying notes

Delaware Foundation Funds
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

                                                  Delaware Balanced Portfolio                Delaware Balanced Portfolio
                                                            Class C                              Institutional Class
                                                          Year             12/31/97(1)             Year            12/31/97(1)
                                                          Ended                 to                Ended                to
                                               9/30/01   9/30/00   9/30/99   9/30/98   9/30/01   9/30/00   9/30/99   9/30/98
Net asset value, beginning of period           $ 9.280   $ 8.960   $ 8.140   $ 8.500   $ 9.270   $ 8.940   $ 8.130   $ 8.500

Income (loss) from investment operations:
Net investment income(2,4)                       0.309     0.177     0.182     0.104     0.394     0.269     0.271     0.169
Net realized and unrealized gain (loss)
  on investments                                (1.790)    0.588     0.786    (0.434)   (1.785)    0.579     0.792    (0.469)
                                               -------   -------   -------   -------   -------   -------   -------   -------
Total from investment operations                (1.481)    0.765     0.968    (0.330)   (1.391)    0.848     1.063    (0.300)
                                               -------   -------   -------   -------   -------   -------   -------   -------

Less dividends and distributions from:
Net investment income                           (0.239)   (0.285)   (0.120)   (0.030)   (0.289)   (0.358)   (0.225)   (0.070)
Net realized gain on investments                    --    (0.160)   (0.028)       --        --    (0.160)   (0.028)       --
                                               -------   -------   -------   -------   -------   -------   -------   -------
Total dividends and distributions               (0.239)   (0.445)   (0.148)   (0.030)   (0.289)   (0.518)   (0.253)   (0.070)
                                               -------   -------   -------   -------   -------   -------   -------   -------

Net asset value, end of period                 $ 7.560   $ 9.280   $ 8.960   $ 8.140   $ 7.590   $ 9.270   $ 8.940   $ 8.130
                                               =======   =======   =======   =======   =======   =======   =======   =======

Total return(3)                                (16.28%)    8.74%    11.77%    (3.90%)  (15.37%)    9.85%    12.83%    (3.56%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)           $827      $904      $802      $694      $646      $270       $61       $48
Ratio of expenses to average net assets          1.55%     1.55%     1.55%     1.55%     0.55%     0.55%     0.55%     0.55%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                       2.39%     1.98%     2.32%    13.62%     1.39%     0.98%     1.32%    12.62%
Ratio of net investment income to
  average net assets(4)                          3.64%     1.92%     1.98%     1.59%     4.64%     2.92%     2.98%     2.59%
Ratio of net investment income (loss) to
  average net assets
  prior to expense limitation and
  expenses paid indirectly(4)                    2.80%     1.49%     1.21%   (10.48%)    3.80%     2.49%     2.21%    (9.48%)
Portfolio turnover                                 31%       80%       93%       73%       31%       80%       93%       73%

(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2) Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

(4) Net investment income includes short-term capital gain distributions received from the Underlying Funds.


See accompanying notes

Delaware Foundation Funds

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

                                                   Delaware Income Portfolio                 Delaware Income Portfolio
                                                            Class A                                    Class B
                                                          Year             12/31/97(1)             Year            12/31/97(1)
                                                          Ended                 to                Ended                to
                                               9/30/01   9/30/00   9/30/99   9/30/98   9/30/01   9/30/00   9/30/99   9/30/98
Net asset value, beginning of period           $ 8.670   $ 8.550   $ 8.290   $ 8.500   $ 8.720   $ 8.590   $ 8.290   $ 8.500

Income (loss) from investment operations:
Net investment income(2,4)                       0.402     0.382     0.382     0.250     0.341     0.317     0.316     0.201
Net realized and unrealized gain (loss)
  on investments                                (1.112)    0.249     0.198    (0.350)   (1.117)    0.252     0.219    (0.331)
                                               -------   -------   -------   -------   -------   -------   -------   -------
Total from investment operations                (0.710)    0.631     0.580    (0.100)   (0.776)    0.569     0.535    (0.130)
                                               -------   -------   -------   -------   -------   -------   -------   -------

Less dividends and distributions from:
Net investment income                           (0.400)   (0.468)   (0.295)   (0.110)   (0.334)   (0.396)   (0.210)   (0.080)
Net realized gain on investments                    --    (0.043)   (0.025)       --        --    (0.043)   (0.025)       --
                                               -------   -------   -------   -------   -------   -------   -------   -------
Total dividends and distributions               (0.400)   (0.511)   (0.320)   (0.110)   (0.334)   (0.439)   (0.235)   (0.080)
                                               -------   -------   -------   -------   -------   -------   -------   -------

Net asset value, end of period                 $ 7.560   $ 8.670   $ 8.550   $ 8.290   $ 7.610   $ 8.720   $ 8.590   $ 8.290
                                               =======   =======   =======   =======   =======   =======   =======   =======

Total return(3)                                 (8.40%)    7.66%     6.85%    (1.21%)   (9.11%)    6.99%     6.18%    (1.56%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)        $16,899   $17,051   $17,239      $398      $348      $370      $243       $26
Ratio of expenses to average net assets          0.80%     0.80%     0.80%     0.80%     1.55%     1.55%     1.55%     1.55%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                       1.74%     1.71%     2.13%    32.95%     2.49%     2.46%     2.88%    33.70%
Ratio of net investment income to
  average net assets(4)                          4.94%     4.43%     4.34%     3.80%     4.19%     3.68%     3.59%     3.05%
Ratio of net investment income (loss) to
  average net assets
  prior to expense limitation and
  expenses paid indirectly(4)                    4.00%     3.52%     3.01%   (28.35%)    3.25%     2.77%     2.26%   (29.10%)
Portfolio turnover                                 24%       65%       73%       81%       24%       65%       73%       81%

(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2) Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

(4) Net investment income includes short-term capital gain distributions received from the Underlying Funds.


See accompanying notes

Delaware Foundation Funds

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

                                                   Delaware Income Portfolio                 Delaware Income Portfolio
                                                            Class C                             Institutional Class
                                                          Year             12/31/97(1)             Year            12/31/97(1)
                                                          Ended                 to                Ended                to
                                               9/30/01   9/30/00   9/30/99   9/30/98   9/30/01   9/30/00   9/30/99   9/30/98
Net asset value, beginning of period           $ 8.700   $ 8.580   $ 8.290   $ 8.500   $ 8.670   $ 8.560   $ 8.280   $ 8.500

Income (loss) from investment operations:
Net investment income(2,4)                       0.341     0.317     0.316     0.204     0.422     0.404     0.403     0.266
Net realized and unrealized gain (loss)
  on investments                                (1.127)    0.242     0.209    (0.334)   (1.111)    0.237     0.212    (0.356)
                                               -------   -------   -------   -------   -------   -------   -------   -------
Total from investment operations                (0.786)    0.559     0.525    (0.130)   (0.689)    0.641     0.615    (0.090)
                                               -------   -------   -------   -------   -------   -------   -------   -------

Less dividends and distributions from:
Net investment income                           (0.334)   (0.396)   (0.210)   (0.080)   (0.421)   (0.488)   (0.310)   (0.130)
Net realized gain on investments                    --    (0.043)   (0.025)       --        --    (0.043)   (0.025)       --
                                               -------   -------   -------   -------   -------   -------   -------   -------
Total dividends and distributions               (0.334)   (0.439)   (0.235)   (0.080)   (0.421)   (0.531)   (0.335)   (0.130)
                                               -------   -------   -------   -------   -------   -------   -------   -------

Net asset value, end of period                 $ 7.580   $ 8.700   $ 8.580   $ 8.290   $ 7.560   $ 8.670   $ 8.560   $ 8.280
                                               =======   =======   =======   =======   =======   =======   =======   =======

Total return(3)                                 (9.25%)    6.88%     6.06%    (1.56%)   (8.16%)    7.90%     7.16%    (1.10%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)           $152      $192      $195      $123      $272      $102       $57       $49
Ratio of expenses to average net assets          1.55%     1.55%     1.55%     1.55%     0.55%     0.55%     0.55%     0.55%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                       2.49%     2.46%     2.88%    33.70%     1.49%     1.46%     1.88%    32.70%
Ratio of net investment income to
  average net assets(4)                          4.19%     3.68%     3.59%     3.05%     5.19%     4.68%     4.59%     4.05%
Ratio of net investment income (loss) to
  average net assets
  prior to expense limitation and
  expenses paid indirectly(4)                    3.25%     2.77%     2.26%   (29.10%)    4.25%     3.77%     3.26%   (28.10%)
Portfolio turnover                                 24%       65%       73%       81%       24%       65%       73%       81%

(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2) Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

(4) Net investment income includes short-term capital gain distributions received from the Underlying Funds.


See accompanying notes

                                                       Delaware Foundation Funds
                                                       September 30, 2001
Notes to Financial Statements

Delaware Foundation Funds (the "Trust") is organized as a Delaware business trust and offers four portfolios: Delaware Growth Portfolio, Delaware Balanced Portfolio, Delaware Income Portfolio and Delaware S&P 500 Index Fund. These financial statements and the related notes pertain to Delaware Growth Portfolio, Delaware Balanced Portfolio and Delaware Income Portfolio (individually a "Portfolio" and collectively, the "Portfolios"). The Trust is an open-end investment company. The Portfolios are considered non-diversified under the Investment Company Act of 1940, as amended. The Portfolios offer Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. The Portfolios will invest in other open-end investment companies (mutual funds) that are members of the Delaware Investments Family of Funds (collectively, the "Underlying Funds"). The Underlying Funds include funds investing in U.S. and foreign stocks, bonds and money market instruments.

The investment objective of Delaware Growth Portfolio is to seek long-term capital growth.

The investment objective of Delaware Balanced Portfolio is to achieve capital appreciation with current income as a secondary objective.

The investment objective of Delaware Income Portfolio is to seek a combination of current income and preservation of capital with capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Portfolios.

Security Valuation -- The market value of the Portfolios' investments in the underlying Funds is based on the published net asset value of each underlying Fund computed as of the close of regular trading on the New York Stock Exchange
(NYSE) on days when the Exchange is open. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value.

Federal Income Taxes - Each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Portfolios on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Portfolios may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Portfolios' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income includes short-term capital gain distributions received from the Underlying Funds. Each Portfolio declares and pays distributions from net realized gain on investments, if any, annually, and dividends from net investment income, if any, as follows: Delaware Growth Portfolio and Delaware Balanced Portfolio, annually, and Delaware Income Portfolio, quarterly.

Certain expenses of the Portfolios are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Portfolios receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding offset shown as "expenses paid indirectly". The amounts of these expenses and credits for the year ended September 30, 2001, are as follows:


                                   Delaware         Delaware          Delaware
                                    Growth           Balanced          Income
                                   Portfolio        Portfolio         Portfolio
                                   ---------        ---------         ---------
Commission reimbursements            $351             $632              $418
Earnings credits                       --               --                --


2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of their respective investment management agreements, each Portfolio pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual asset allocation fee which is calculated at the rate of 0.25% (currently waived to 0.10%) of each of the Portfolios' average daily net assets.

                                                       Delaware Foundation Funds
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
DMC has elected to waive that portion, if any, of its management fee and reimburse each Portfolio to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.55% of average daily net assets through January 31, 2002. At September 30, 2001, $5,653 and $10,780 are receivable from DMC under the expense limitation agreement for Delaware Growth Portfolio and Delaware Income Portfolio, respectively.

The Portfolios have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Portfolio pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, each Portfolio pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. The Board of Trustees has set the fee at an annual rate of 0.25% of the Class A shares' average daily net assets. No distribution expenses are paid by Institutional Class shares.

At September 30, 2001, the Portfolios had liabilities payable to affiliates as follows:

                                   Delaware         Delaware          Delaware
                                    Growth           Balanced          Income
                                   Portfolio        Portfolio         Portfolio
                                   ---------        ---------         ---------
Investment management fee
  payable to DMC                      $--             $1,835             $--
Dividend disbursing, transfer
  agent fees, accounting and
  other expenses payable
  to DSC                            23,199            37,662           15,310
Other expenses payable to
  DMC and affiliates                 7,989             8,107           14,701

For the year ended September 30, 2001, DDLP earned commissions on sales of the Class A shares for each Portfolio as follows:

                                   Delaware         Delaware          Delaware
                                    Growth           Balanced          Income
                                   Portfolio        Portfolio         Portfolio
                                   ---------        ---------         ---------
                                     $3,156           $1,305             $308

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Portfolios. These officers and trustees are paid no compensation by the Portfolios.

3. Investments
For the year ended September 30, 2001, the Portfolios made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                                   Delaware         Delaware          Delaware
                                    Growth           Balanced          Income
                                   Portfolio        Portfolio         Portfolio
                                  ----------        ----------       ----------
Purchases                         $4,788,926        $8,521,603       $6,056,213
Sales                              2,345,511         9,630,884        4,089,441

At September 30, 2001, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for each Portfolio were as follows:

                                  Delaware         Delaware          Delaware
                                   Growth           Balanced          Income
                                  Portfolio        Portfolio         Portfolio
                                 -----------      -----------       -----------
Cost of investments              $17,431,208      $28,918,503       $20,453,247
                                 -----------      -----------       -----------
Aggregate unrealized
  appreciation                       $96,519         $554,851          $206,914
Aggregate unrealized
  depreciation                    (3,679,521)      (5,390,865)       (2,443,312)
                                 -----------      -----------       -----------
Net unrealized
  (depreciation)                 $(3,583,002)     $(4,836,014)      ($2,236,398)
                                 ===========      ===========       ===========

For federal income tax purposes, the following Portfolios had accumulated capital losses as of September 30, 2001, which may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows:

                            Delaware        Delaware
                             Growth           Income
Year of Expiration          Portfolio       Portfolio
------------------         ----------       ---------
2009                          $920           $32,119

4. Capital Shares
Transactions in capital shares were as follows:

                                      Delaware Growth Portfolio
                                             Year Ended
                                       9/30/01       9/30/00
Shares sold:
  Class A                              422,943       389,833
  Class B                               41,464       137,359
  Class C                               52,740        65,705
  Institutional Class                   43,618        19,364

Shares issued upon reinvestment of
dividends and distributions:
  Class A                               85,393        66,198
  Class B                               13,944         8,513
  Class C                                5,874         3,085
  Institutional Class                    2,590           760
                                      --------      --------
                                       668,566       690,817
                                      --------      --------
Shares repurchased:
  Class A                             (283,994)     (409,722)
  Class B                              (45,757)      (79,400)
  Class C                              (23,075)      (25,391)
  Institutional Class                   (9,613)       (4,827)
                                      --------      --------
                                      (362,439)     (519,340)
                                      --------      --------
Net increase                           306,127       171,477
                                      ========      ========

                                                Delaware Foundation Funds
Notes to Financial Statements (continued)

4. Capital Shares (continued)

                                    Delaware Balanced Portfolio
                                            Year Ended
                                      9/30/01       9/30/00
Shares sold:
  Class A                              299,344     1,691,395
  Class B                               61,478        39,916
  Class C                               26,140        37,207
  Institutional Class                   72,008        26,619

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                               98,193       116,689
  Class B                                3,811         5,793
  Class C                                2,631         4,397
  Institutional Class                    2,017           803
                                      --------     ---------
                                       565,622     1,922,819
                                      --------     ---------
Shares repurchased:
  Class A                             (728,071)     (692,555)
  Class B                              (32,794)      (30,267)
  Class C                              (16,903)      (33,644)
  Institutional Class                  (18,048)      (5,140)
                                      --------     ---------
                                      (795,816)     (761,606)
                                      --------     ---------
Net increase (decrease)               (230,194)    1,161,213
                                      ========     =========

                                    Delaware Income Portfolio
                                            Year Ended
                                      9/30/01        9/30/00
Shares sold:
  Class A                              478,829       529,957
  Class B                               11,215        14,483
  Class C                                3,903         4,540
  Institutional Class                   25,453         4,665

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                              103,464       117,543
  Class B                                1,570         1,396
  Class C                                  782         1,146
  Institutional Class                    1,366           584
                                      --------     ---------
                                       626,582       674,314
                                      --------     ---------
Shares repurchased:
  Class A                             (313,517)     (695,721)
  Class B                               (9,480)       (1,731)
  Class C                               (6,752)       (6,327)
  Institutional Class                   (2,614)         (156)
                                      --------     ---------
                                      (332,363)     (703,935)
                                      --------     ---------
Net increase (decrease)                294,219       (29,621)
                                      ========     =========

5. Line of Credit
The Portfolios, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to one third of their net assets under the agreement. The Portfolios had no amounts outstanding as of September 30, 2001, or at any time during the year.

6. Tax Information (unaudited)
The information set forth below is for each Portfolio's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a portfolio. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 30, 2001, each Portfolio designates distributions paid during the year as follows:

                    (A)              (B)              (C)             (D)
                 Long Term        Ordinary
               Capital Gains       Income            Total
               Distributions    Distributions    Distributions     Qualifying
                (Tax Basis)      (Tax Basis)      (Tax Basis)     Dividends(1)
               -------------    -------------    -------------    ------------
Delaware
Growth
Portfolio            --              100%             100%             --

Delaware
Balanced
Portfolio            --              100%             100%             --

Delaware
Income
Portfolio            --              100%             100%             --

(A) and (B) are based on a percentage of the Portfolio's total distribution.

(D) is based on a percentage of ordinary income of each Portfolio.

-------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Foundation Funds

We have audited the accompanying statements of net assets of Delaware Growth Portfolio, Delaware Balanced Portfolio and Delaware Income Portfolio (the "Funds") (each a series of Delaware Group Foundation Funds) as of September 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period December 31, 1997 (commencement of operations) through September 30, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at September 30, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended and for the period December 31, 1997 (commencement of operations) through September 30, 1998, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP
                                                           ---------------------

Philadelphia, Pennsylvania
November 2, 2001

Delaware Investments Family of Funds

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth-Equity Group                                   Fixed Income Group
Delaware American Services Fund                       Corporate and Government
Delaware Growth Opportunities Fund                    Delaware American Government Bond Fund
Delaware Select Growth Fund                           Delaware Corporate Bond Fund
Delaware Small Cap Growth Fund                        Delaware Delchester Fund
Delaware Technology and Innovation Fund               Delaware Extended Duration Bond Fund
Delaware Trend Fund                                   Delaware High-Yield Opportunities Fund
Delaware U.S. Growth Fund                             Delaware Limited Term Government Fund
                                                      Delaware Strategic Income Fund
Value-Equity Group
                                                      Money Market
Delaware Decatur Equity Income Fund                   Delaware Cash Reserve Fund
Delaware Growth and Income Fund                       Delaware Tax-Free Money Fund
Delaware REIT Fund
Delaware Small Cap Value Fund                         Municipal (National Tax-Exempt)
                                                      Delaware National High-Yield Municipal Bond Fund
International Group                                   Delaware Tax-Free Insured Fund
                                                      Delaware Tax-Free USA Fund
(DIAL-Delaware International Advisers Ltd.)           Delaware Tax-Free USA Intermediate Fund
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund           Municipal (State-Specific Tax-Exempt)
Delaware International Value Equity Fund              Delaware Tax-Free Arizona Fund
  (formerly Delaware International Equity Fund)       Delaware Tax-Free Arizona Insured Fund
                                                      Delaware Tax-Free California Fund
Blend Mutual Funds                                    Delaware Tax-Free California Insured Fund
                                                      Delaware Tax-Free Colorado Fund
Delaware Balanced Fund                                Delaware Tax-Free Florida Fund
Delaware Core Equity Fund                             Delaware Tax-Free Florida Insured Fund
  (formerly Delaware Growth Stock Fund)               Delaware Tax-Free Idaho Fund
Delaware Devon Fund                                   Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Social Awareness Fund                        Delaware Minnesota Insured Fun
Foundation Funds                                      Delaware Tax-Free Minnesota Fund
  Delaware Balanced Portfolio                         Delaware Tax-Free Minnesota Intermediate Fund
  Delaware Growth Portfolio                           Delaware Tax-Free Missouri Insured Fund
  Delaware Income Portfolio                           Delaware Tax-Free New York Fund
                                                      Delaware Tax-Free Oregon Insured Fund
                                                      Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware Foundation Funds shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Foundation Funds and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees
Charles E. Haldeman, Jr.                    Thomas F. Madison                           Contact Information
Chairman                                    President and Chief Executive Officer
Delaware Investments Family of Funds        MLM Partners, Inc.                          Investment Manager
Philadelphia, PA                            Minneapolis, MN                             Delaware Management Company
                                                                                        Philadelphia, PA
Walter P. Babich                            Janet L. Yeomans
Board Chairman                              Vice President and Treasurer                International Affiliate
Citadel Constructors, Inc.                  3M Corporation                              Delaware International Advisers Ltd.
King of Prussia, PA                         St. Paul, MN                                London, England

David K. Downes                             Affiliated Officers                         National Distributor
President and Chief Executive Officer                                                   Delaware Distributors, L.P.
Delaware Investments Family of Funds        William E. Dodge                            Philadelphia, PA
Philadelphia, PA                            Executive Vice President and
                                            Chief Investment Officer, Equity            Shareholder Servicing, Dividend
John H. Durham                              Delaware Investments Family of Funds        Disbursing and Transfer Agent
Private Investor                            Philadelphia, PA                            Delaware Service Company, Inc.
Gwynedd Valley, PA                                                                      2005 Market Street
                                            Jude T. Driscoll                            Philadelphia, PA 19103-7057
John A. Fry                                 Executive Vice President and
Executive Vice President                    Head of Fixed Income                        For Shareholders
University of Pennsylvania                  Delaware Investments Family of Funds        800 523-1918
Philadelphia, PA                            Philadelphia, PA
                                                                                        For Securities Dealers
Anthony D. Knerr                            Richard J. Flannery                         800 362-7500
Consultant                                  President and Chief Executive Officer
Anthony Knerr & Associates                  Delaware Distributors, L.P.                 For Financial Institutions
New York, NY                                Philadelphia, PA                            Representatives Only
                                                                                        800 659-2265
Ann R. Leven
Former Treasurer                                                                        Website
National Gallery of Art                                                                 www.delawareinvestments.com
Washington, DC


(5237)                                                        Printed in the USA
AR-444 [9/01] CG 11/01                                                     J7565